Exhibit 99.1

Financial Security Assurance Inc. Financial Supplement

June 30, 2009

This supplement should be read in conjunction with documents filed by Financial Security Assurance Holdings Ltd. (“FSAH”) and Assured Guaranty Ltd. (“Assured”) with the Securities and Exchange Commission, including FSAH’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, FSAH’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009, Assured’s Current Report on Form 8-K dated July 8, 2009 and Assured’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect Assured Guaranty Ltd.’s (“Assured” or “the Company”) current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward looking statements, including its calculations of adjusted book value, present value of insurance and credit derivative gross written premiums (“PVP”), net present value of estimated future installment premiums in force, total estimated net future premium earnings, and statements regarding capital losses, pricing, ratings, expenses and new business production could be affected by many events.  These events include rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments or volatility in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserves, investment losses, the availability of capital, changes in regulation or tax laws, governmental actions, natural catastrophes, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, technological developments, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, changes in general economic conditions, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in Assured Guaranty Ltd.’s and Financial Security Assurance Holdings Ltd.’s filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made.  The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Financial Security Assurance Inc.

Selected Financial Highlights (1)

(dollars in millions)

	Three Months Ended		% Change	Six Months Ended		% Change
	June 30,		versus	June 30,		versus
	2009	2008	2Q-08	2009	2008	YTD 2008
Operating earnings (losses) (b)	$142.8	$(444.2)	132%	$126.7	$(529.4)	124%
After-tax adjustments:
Plus: Fair-value adjustments for credit derivatives in the insured portfolio	130.7	184.1	(29)%	477.2	(133.8)	457%
Plus: Fair-value adjustment for committed preferred trust securities	(34.3)	24.0	(243)%	(18.6)	56.0	(133)%

Plus: Other adjustments	0.1	—	NM	0.3	—	NM
Less: IFRS(2) adjustments	25.4	(1.8)	NM	25.6	(1.4)	NM
Net Income (Loss) of Financial Security Assurance Inc. and Subsidiaries	$213.9	$(234.3)	191%	$560.0	$(605.8)	192%

Earned premiums from refundings and accelerations	$84.1	$13.7	NM	$97.9	$20.1	387%
Operating earnings (losses) effect	$51.1	$8.0	NM	$59.9	$11.6	416%

(1) The comparability of financial information is affected by the adoption of Statement of Financial Accounting Standards No. 163,  “Accounting for Financial Guarantee Insurance Contracts” on January 1, 2009.

(2) International Financial Reporting Standards (“IFRS”) adjustments, which consist primarily of foreign exchange gains/losses on the general investment portfolio.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating earnings (losses) (b)].

NM = Not meaningful

Financial Security Assurance Inc.

Statements of Operating Earnings (Losses) and Reconciliation to FSA’s Net Income (Loss)

(dollars in millions)

	Three Months Ended		% Change	Six Months Ended		% Change
	June 30,		versus	June 30,		versus
	2009	2008	2Q-08	2009	2008	YTD 2008

Revenues
Net earned premiums (1):
Scheduled net earned premiums	$74.3	$81.9	(9)%	$144.3	$160.0	(10)%
Refundings and accelerations	84.1	13.7	NM	97.9	20.1	387%
Total net earned premiums	158.4	95.6	66%	242.2	180.1	34%

Net investment income from general investment portfolio	60.0	66.8	(10)%	122.6	131.3	(7)%
Realized gains (losses) on general investment portfoilio	(3.8)	(2.1)	(81)%	(9.6)	(2.3)	(317)%
Fees earned on credit derivatives in the insured portfolio	27.2	32.7	(17)%	44.2	68.8	(36)%
Credit impairment on credit derivatives in the insured portfolio	(43.5)	(67.9)	36%	(66.1)	(67.9)	3%
Unrealized gains (losses) on fair valued financial instruments	2.2	(1.4)	257%	25.2	(3.2)	NM
Income from assets aquired in refinancing transactions	2.1	2.2	(5)%	4.3	6.0	(28)%
Realized gains (losses) on assets acquired in refinancing transactions	0.7	3.0	(77)%	0.3	3.0	(90)%
Other income	72.1	4.5	NM	60.5	8.1	NM
Total revenues	275.4	133.4	106%	423.6	323.9	31%

Expenses
Losses and loss adjustment expenses (1)	77.3	816.0	91%	230.4	1,116.5	79%
Amortization of deferred acquisition costs	7.8	16.6	53%	16.8	32.4	48%
Other operating expenses	27.1	0.5	NM	57.2	23.7	(141)%
Interest expense	2.8	2.9	3%	5.3	6.6	20%
Total expenses	115.0	836.0	86%	309.7	1,179.2	74%

Operating earnings (losses) before provision (benefit) for income taxes	160.4	(702.6)	123%	113.9	(855.3)	113%

Less: Provision (benefit) for income taxes	43.0	(260.2)	(117)%	12.8	(327.3)	(104)%

Plus IFRS(2) adjustments, net of tax	25.4	(1.8)	NM	25.6	(1.4)	NM

Operating earnings (losses) (b)	142.8	(444.2)	132%	126.7	(529.4)	124%

Plus: Fair-value adjustments for credit derivatives in the insured portfolio, net of tax	130.7	184.1	(29)%	477.2	(133.8)	457%
Plus: Fair-value adjustment for committed preferred trust securities	(34.3)	24.0	(243)%	(18.6)	56.0	(133)%
Plus: Other adjustments, net of tax	0.1	—	NM	0.3	—	NM
Less: IFRS (2) adjustments, net of tax	25.4	(1.8)	NM	25.6	(1.4)	NM

Net Income (Loss) of Financial Security Assurance Inc. and Subsidiaries	$213.9	$(234.3)	191%	$560.0	$(605.8)	192%

(1) The comparability of financial information is affected by the adoption of Statement of Financial Accounting Standards No. 163,  “Accounting for Financial Guarantee Insurance Contracts” on January 1, 2009.

(2) International Financial Reporting Standards (“IFRS”) adjustments, which consist primarily of foreign exchange gain/losses on general investment portfolio.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating earnings (losses) (b)].

NM = Not meaningful

Financial Security Assurance Inc.

Consolidated Balance Sheets(1)

(dollars in millions)

	As of
	June 30,	December 31,
	2009	2008

Assets
General investment portfolio, available-for-sale
Bonds at fair value	$5,189.4	$5,264.5
Short-term investments, at cost which approximates fair value	545.8	616.1
Equity securities, at fair value	1.3	0.4
Variable interest entities segment investment portfolio, at fair value	1,525.4	1,733.1
Assets acquired in refinancing transactions	172.8	166.6
Total investments	7,434.7	7,780.7

Cash	85.1	101.2
Financial guaranty variable interest entity assets	990.3	—
Accrued investment income on general investment portfolio	65.8	70.5
Deferred acquisition costs	289.3	299.3
Ceded unearned premium revenue	1,299.2	1,012.0
Reinsurance recoverable on paid and unpaid losses	279.9	302.1
Premiums receivable, net	854.1	29.6
Credit derivatives	308.7	287.4
Deferred tax asset	507.2	796.3
Committed preferred trust securities	81.4	100.0
Variable interest entities segment derivatives	350.4	378.7
Other assets	703.6	442.3
Total assets	$13,249.7	$11,600.1

Liabilities and shareholder’s equity
Liabilities
Unearned premium reserves	$3,778.7	$3,052.9
Loss and loss adjustment expense reserve	1,834.7	1,992.2
Variable interest entities segment debt	1,463.2	1,243.6
Financial guaranty variable interest entity debt	922.9	—
Notes payable to affiliate	155.0	172.5
Premiums payable, net	249.6	14.3
Accrued interest in variable interest entities segment debt	73.4	70.5
Credit derivatives	920.0	1,543.8
Other liabilities	353.3	148.1
Total liabilities	9,750.8	8,237.9

Shareholder’s equity
Preferred stock	—	—
Common stock	15.0	15.0
Additional paid-in capital	1,410.2	1,410.2
Accumulated earnings	1,388.2	901.4
Accumulated other comprehensive income (loss)	37.7	(75.6)
Total Financial Security Assurance Inc. and Subsidiaries shareholder’s equity	2,851.1	2,251.0

Noncontrolling interest	647.8	1,111.2

Total shareholder’s equity	3,498.9	3,362.2
Total liabilities and shareholder’s equity	$13,249.7	$11,600.1

(1) The comparability of financial information is affected by the adoption of Statement of Financial Accounting Standards No. 163,  “Accounting for Financial Guarantee Insurance Contracts” on January 1, 2009.  See Notes to Consolidated Financial Statements in FSAH’s March 31, 2009 Quarterly Report on Form 10Q.

Financial Security Assurance Inc.

Capital and Claims-Paying Resources

(dollars in millions)

	As of:
	June 30,	December 31,
	2009	2008
Claims-paying resources
Policyholders’ surplus	$816.2	$710.8
Contingency reserve	1,148.0	1,281.6
Qualified statutory capital	1,964.2	1,992.4
Net unearned premium reserve	2,454.2	2,520.1
Net loss and loss adjustment expense reserves	1,514.5	1,688.0
Total policyholders’ surplus & reserves	5,932.9	6,200.5
Net present value of installment premiums (1)	793.0	962.6
Third party capital support(2)	550.0	550.0
Total claims-paying resources	$7,275.9	$7,713.1

Net debt service outstanding	$599,834.7	$631,885.6
Gross debt service outstanding	795,033.7	834,425.9

Net par outstanding	402,649.7	424,392.7
Gross par outstanding	520,644.2	545,567.7

Net debt service written (period ended)	5,300.4	77,164.0
Gross debt service written (period ended)	5,305.3	90,859.0

Net par written (period ended)	3,441.5	45,154.0
Gross par written (period ended)	3,454.8	52,496.0

Ratios:
Net par outstanding to qualified statutory capital	205:1	213:1
Capital ratio(3)	305:1	317:1
Financial resources ratio(4)	82:1	82:1

(1)  Statutory includes financial guaranty premiums on derivative and non-derivative contracts.

(2)  $350 million Bayerische Landesbank soft capital facility included above was amended.  Effective July 1, 2009 facility decreased to $298 million.

(3)  The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.

(4)  The financial resources ratio is calculated by dividing net debt service outstanding by total claims-paying resources.

Financial Security Assurance Inc.

New Business Production

(dollars in millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Reconciliation of PV Financial Guaranty Originations to Gross Written Premium (GWP) under GAAP:
Present value (PV) Financial Guaranty Originations (a)
Public finance	$16.2	$272.9	$26.2	$469.5
Structured finance	0.2	20.4	2.1	74.6
International	0.6	23.8	1.4	62.1
Total PV Financial Guaranty Originations	17.0	317.1	29.7	606.2
Less: PV Credit Derivatives Originated	—	—	—	62.8
PV Premiums Originated	17.0	317.1	29.7	543.4
Less: Installment component of PV Premiums Originated	(0.8)	28.7	4.4	48.0
Total Upfront component of PV Premiums Originated	17.8	288.4	25.3	495.4
Plus: Installment component of GWP	11.0	51.0	13.2	97.6
Total GWP(1)	$28.8	$339.4	$38.5	$593.0

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Gross Par Written:
Sector:
Public Finance:
United States
General obligation	$1,857	$6,787	$2,716	$13,555
Tax-supported	70	4,964	188	8,408
Municipal utility revenue	216	4,581	340	7,525
Health care revenue	34	235	104	728
Housing revenue	—	302	—	348
Transportation revenue	—	2,578	—	6,062
Education/University	26	1,320	81	2,438
Other domestic public finance	—	523	—	584
Subtotal	2,203	21,290	3,429	39,648
International	—	671	—	1,170
Total public finance	$2,203	$21,961	$3,429	$40,818

Structured Finance:
United States
Residential mortgages	$—	$—	$—	$144
Consumer receivables	—	1,018	—	1,059
Pooled corporate	—	181	—	1,186
Other structured finance	—	49	—	49
Financial products	26	646	26	751
Subtotal	26	1,894	26	3,189
International	—	56	—	525
Total structured finance	$26	$1,950	$26	$3,714

Total exposures	$2,229	$23,911	$3,455	$44,532

(1) The comparability of financial information is affected by the adoption of Statement of Financial Accounting Standards No. 163,  “Accounting for Financial Guarantee Insurance Contracts” on January 1, 2009.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and international obligations that the Company insures and reinsures.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PV Financial Guaranty Originations (a)].

Financial Security Assurance Inc.

Investment Portfolio

As of June 30, 2009

(dollars in millions)

					Pre-Tax
		Pre-Tax	After-Tax		Annualized
	Amortized	Book	Book		Investment
	Cost	Yield	Yield	Fair Value	Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$99.2	3.3%	2.2%	$101.4	$3.3
Agency obligations	66.8	4.3%	2.8%	70.3	2.9
Foreign government securities	284.8	4.5%	2.9%	270.8	12.9
Obligations of states and political subdivisions	2,351.5	4.4%	4.2%	2,407.1	103.6
Insured obligations of state and political subdivisions (1)	1,977.7	4.8%	4.5%	1,975.3	94.3
Corporate securities	27.9	6.1%	4.5%	26.1	1.7
Mortgage-backed securities:
Pass-throughs	318.2	5.6%	3.6%	333.4	17.8
Planned Amortization Class	4.7	5.3%	3.5%	4.8	0.3
Asset-backed securities	0.2	5.0%	3.3%	0.2	0.0
Total bonds	$5,131.0	4.6%	4.2%	$5,189.4	$236.8
Short-term investments	545.7	0.4%	0.2%	545.8	1.9
Total fixed-income securities	$5,676.7	4.2%	3.8%	$5,735.2	$238.7
Equity securities	1.8	—	—	1.3	—
Total General Investment Portfolio	$5,678.5	4.2%	3.8%	$5,736.5	$238.7

	Fair Value	%
Bond Ratings (2):
U.S. Treasury securities and obligations of U.S. government agencies	$101.4	2.0%
Agency obligations	70.3	1.4%
AAA/Aaa	1,630.8	31.4%
AA/Aa	2,236.0	43.1%
A/A	1,021.0	19.7%
BBB	110.8	2.1%
Below investment grade	6.6	0.1%
Not rated	12.5	0.2%
Total Bonds at Fair Value	$5,189.4	100.0%

Duration of total general investment portfolio (in years):		4.5

(1) Reflects obligations of state and local political subdivisions that have been insured by other financial guarantors. The underlying ratings of these bonds average A.

(2) Ratings are represented by the lower of the Moody’s Investor Services and Standard & Poor’s classifications.

Financial Security Assurance Inc.

Estimated Net Exposure Amortization (1)

(dollars in millions)

		Estimated
	Estimated Net	Ending Net
	Debt Service	Debt Service
	Amortization	Outstanding

Financial Guaranty:

2009 (as of June 30)	$—	$614,335
2009 (July - December)	29,334	585,001
2010	49,710	535,291
2011	41,221	494,070
2012	45,127	448,943
2013	38,254	410,689

2009-2013	203,646	410,689
2014-2018	149,348	261,341
2019-2023	100,800	160,541
2024-2028	71,958	88,583
After 2028	88,583
Total	$614,335

(1) Represents amortization of existing guaranteed portfolio (principal and interest), assuming no advance refundings, as of June 30, 2009. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay guaranteed obligations.

Financial Security Assurance Inc.

Estimated Net Unearned Premium Amortization and Estimated Credit Derivative Future Earnings

(dollars in millions)

	Non-Derivative Financial Guaranty Contracts
		Estimated
		Net Unearned		Estimated
	Net Unearned	Premium	Accretion of	Credit Derivative
	Premiums (1)	Amortization	Discount	Future Earnings(2)	Total

Financial Guaranty:

2009 (as of June 30)	$2,479.5	$—	$—	$—	$—
2009 (3rd & 4th Qtrs)	2,370.1	109.4	8.2	52.0	169.6
2010	2,166.1	204.0	15.3	90.9	310.2
2011	1,979.4	186.7	14.3	75.6	276.6
2012	1,807.9	171.5	13.1	59.0	243.6
2013	1,650.9	157.0	11.9	37.1	206.0

2009-2013	1,650.9	828.6	62.8	314.6	1,206.0
2014-2018	1,010.6	640.3	47.9	61.1	749.3
2019-2023	581.9	428.7	32.9	5.0	466.6
2024-2028	310.3	271.6	21.5	3.3	296.4
After 2028	—	310.3	23.7	9.0	343.0
Total		$2,479.5	$188.8	$393.0	$3,061.3

(1) Unearned premium amounts are U.S. GAAP based and net of prepaid reinsurance premiums.

(2) Consists of estimated earnings on credit derivatives in the financial guaranty insured portfolio.

Financial Security Assurance Inc.

Financial Guaranty Profile (1 of 3)

(dollars in millions)

Net Par Outstanding and Average Rating by Asset Type

	As of June 30,		As of December 31,
	2009		2008	2007
	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Net Par Outstanding
Sector:
Public Finance
United States
General obligation	$131,170	A+	$125,063	$114,456
Tax-supported	56,557	A+	55,446	50,081
Municipal utility revenue	50,778	A+	50,341	44,365
Health care revenue	11,302	A	12,185	14,047
Housing revenue	7,111	AA-	7,434	7,711
Transportation revenue	21,198	A	21,304	17,407
Education/University	8,111	A+	7,902	5,468
Other domestic public finance	1,936	A	2,181	1,873
Subtotal	288,163	A+	281,856	255,408
International	24,902	A-	24,563	27,299
Total public finance	$313,065	A+	$306,419	$282,707

Structured Finance
United States
Residential mortgages	$15,418	BB	$17,052	$19,774
Consumer receivables	4,847	BBB-	6,039	11,572
Pooled corporate	50,337	AAA	54,903	59,207
Financial products	11,340	AA-	15,253	19,468
Other structured finance	1,479	A	1,568	1,975
Subtotal	83,421	AA	94,815	111,996
International	19,344	AAA	22,860	31,639
Total structured finance	$102,765	AA	$117,675	$143,635

Total exposures	$415,830	A+	$424,094	$426,342

Distribution by ratings of financial guaranty portfolio

	June 30, 2009		December 31, 2008		December 31, 2007
	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Ratings (1):
AAA	$71,573	17.2%	$84,091	19.8%	$110,956	26.0%
AA	144,154	34.7%	133,132	31.4%	137,160	32.2%
A	144,344	34.7%	143,855	33.9%	127,490	29.9%
BBB	41,275	9.9%	44,075	10.4%	46,641	10.9%
Other	14,484	3.5%	18,941	4.5%	4,095	1.0%
Total exposures	$415,830	100.0%	$424,094	100.0%	$426,342	100.0%

(1) FSA’s internal rating.  FSA’s scale is comparable to that of the nationally recognized rating agencies.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and international obligations that the Company insures and reinsures.

Financial Security Assurance Inc.

Financial Guaranty Profile (2 of 3)

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of June 30, 2009
	Public Finance		Structured Finance		Total
	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Ratings (1):
AAA	$6,466	2.1%	$65,107	63.4%	$71,573	17.2%
AA	128,242	40.9%	15,912	15.4%	144,154	34.7%
A	141,904	45.3%	2,440	2.4%	144,344	34.7%
BBB	35,041	11.2%	6,234	6.1%	41,275	9.9%
Other	1,412	0.5%	13,072	12.7%	14,484	3.5%
Total exposures	$313,065	100.0%	$102,765	100.0%	$415,830	100.0%

	As of December 31, 2008
	Public Finance		Structured Finance		Total
	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Ratings (1):
AAA	$6,790	2.2%	$77,301	65.7%	$84,091	19.8%
AA	125,440	41.0%	7,692	6.5%	133,132	31.4%
A	140,082	45.7%	3,773	3.2%	143,855	33.9%
BBB	32,872	10.7%	11,203	9.6%	44,075	10.4%
Other	1,235	0.4%	17,706	15.0%	18,941	4.5%
Total exposures	$306,419	100.0%	$117,675	100.0%	$424,094	100.0%

(1) FSA’s internal rating.  FSA’s scale is comparable to that of the nationally recognized rating agencies.

Financial Security Assurance Inc.

Financial Guaranty Profile (3 of 3)

(dollars in millions)

Geographic Distribution of Public Finance Financial Guaranty Portfolio as of June 30, 2009

	Net Par
	Outstanding	% of Total
Domestic by State:
California	$42,107	13.4%
New York	23,080	7.4%
Pennsylvania	21,211	6.8%
Texas	19,796	6.3%
Illinois	17,375	5.5%
Florida	15,281	4.9%
Michigan	13,056	4.2%
New Jersey	12,670	4.0%
Washington	10,465	3.3%
Massachusetts	8,555	2.7%
Other states	104,567	33.5%
Subtotal	288,163	92.0%
International	24,902	8.0%
Total public finance exposure	$313,065	100.0%

Financial Security Assurance Inc.

Consolidated U.S. Residential Mortgage-Backed Securities (“RMBS”) Profile (1 of 3)

(dollars in millions)

Distribution of U.S. RMBS by Rating(1), December 31, 2007 to June 30, 2009

	06/30/09	12/31/08	12/31/07
Ratings(1):
AAA	13.0%	13.7%	56.7%
AA	5.0%	5.6%	1.5%
A	3.2%	1.3%	0.7%
BBB	8.8%	15.8%	26.7%
Below investment grade	70.0%	63.6%	14.4%
	100.0%	100.0%	100.0%

Distribution of U.S. RMBS by Rating(1) and Type of Exposure as of June 30, 2009

	Alt-A CES	Prime HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime	NIMs	Other MBS	Total Net Par Outstanding
Ratings:
AAA	$—	$309	$60	$162	$1,358	$—	$120	$2,009
AA	282	385	77	—	30	—	3	777
A	—	—	—	—	493	—	3	496
BBB	—	1,207	—	—	111	31	—	1,349
Below investment grade	1,043	3,276	1,474	2,438	2,387	169	—	10,787
Total exposures	$1,325	$5,177	$1,611	$2,600	$4,379	$200	$126	$15,418

Distribution of U.S. RMBS by Year Insured and Type of Exposure as of June 30, 2009

	Alt-A CES	Prime HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime	NIMs	Other MBS	Total Net Par Outstanding
Year insured:
2004 and prior	$—	$329	$71	$—	$1,374	$1	$10	$1,785
2005	—	783	421	148	440	15	—	1,807
2006	460	2,061	560	1,005	126	86	116	4,414
2007	865	2,004	559	1,447	2,364	98	—	7,337
2008	—	—	—	—	75	—	—	75
2009	—	—	—	—	—	—	—	—
Total exposures	$1,325	$5,177	$1,611	$2,600	$4,379	$200	$126	$15,418

(1) FSA’s internal rating.  FSA’s scale is comparable to that of the nationally recognized rating agencies.

Financial Security Assurance Inc.

Consolidated U.S. RMBS Profile (2 of 3)

(dollars in millions)

Distribution of U.S. RMBS by Rating(1) and Year Insured as of June 30, 2009

	AAA	AA	A	BBB	BIG
	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2004 and prior	$1,261	$71	$58	$347	$48	$1,785
2005	161	114	120	170	1,242	1,807
2006	278	—	—	555	3,581	4,414
2007	309	592	318	277	5,841	7,337
2008	—	—	—	—	75	75
2009	—	—	—	—	—	—
	$2,009	$777	$496	$1,349	$10,787	$15,418

% of total	13.0%	5.0%	3.2%	8.8%	70.0%	100.0%

Distribution of U.S. Alt-A CES RMBS by Rating(1) and Year Insured as of June 30, 2009

	AAA	AA	A	BBB	BIG
	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2004 and prior	$—	$—	$—	$—	$—	$—
2005	—	—	—	—	—	—
2006	—	—	—	—	460	460
2007	—	282	—	—	583	865
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
	$—	$282	$—	$—	$1,043	$1,325

% of total	0.0%	21.3%	0.0%	0.0%	78.7%	100.0%

Distribution of U.S. Prime HELOC RMBS by Rating(1) and Year Insured as of June 30, 2009

	AAA	AA	A	BBB	BIG
	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2004 and prior	$—	$—	$—	$329	$—	$329
2005	—	75	—	154	554	783
2006	—	—	—	479	1,582	2,061
2007	309	310	—	245	1,140	2,004
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
	$309	$385	$—	$1,207	$3,276	$5,177

% of total	6.0%	7.4%	0.0%	23.3%	63.3%	100.0%

(1) FSA’s internal rating.  FSA’s scale is comparable to that of the nationally recognized rating agencies.

Financial Security Assurance Inc.

Consolidated U.S. RMBS Profile (3 of 3)

(dollars in millions)

Distribution of U.S. Alt-A First Lien RMBS by Rating(1) and Year Insured as of June 30, 2009

	AAA	AA	A	BBB	BIG
	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2004 and prior	$34	$37	$—	$—	$—	$71
2005	26	40	—	—	355	421
2006	—	—	—	—	560	560
2007	—	—	—	—	559	559
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
	$60	$77	$—	$—	$1,474	$1,611

% of total	3.7%	4.8%	0.0%	0.0%	91.5%	100.0%

Distribution of U.S. Alt-A Option ARM RMBS by Rating(1) and Year Insured as of June 30, 2009

	AAA	AA	A	BBB	BIG
	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2004 and prior	$—	$—	$—	$—	$—	$—
2005	—	—	—	—	148	148
2006	162	—	—	—	843	1,005
2007	—	—	—	—	1,447	1,447
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
	$162	$—	$—	$—	$2,438	$2,600

% of total	6.2%	0.0%	0.0%	0.0%	93.8%	100.0%

Distribution of U.S. Subprime RMBS by Rating(1) and Year Insured as of June 30, 2009

	AAA	AA	A	BBB	BIG
	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2004 and prior	$1,223	$30	$55	$19	$47	$1,374
2005	135	—	120	15	170	440
2006	—	—	—	77	49	126
2007	—	—	318	—	2,046	2,364
2008	—	—	—	—	75	75
2009	—	—	—	—	—	—
	$1,358	$30	$493	$111	$2,387	$4,379

% of total	31.0%	0.7%	11.3%	2.5%	54.5%	100.0%

Distribution of U.S. NIMs RMBS by Rating(1) and Year Insured as of June 30, 2009

	AAA	AA	A	BBB	BIG
	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2004 and prior	$—	$—	$—	$—	$1	$1
2005	—	—	—	—	15	15
2006	—	—	—	—	86	86
2007	—	—	—	31	67	98
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
	$—	$—	$—	$31	$169	$200

% of total	0.0%	0.0%	0.0%	15.5%	84.5%	100.0%

(1) FSA’s internal rating.  FSA’s scale is comparable to that of the nationally recognized rating agencies.

Financial Security Assurance Inc.

U.S. RMBS Profile (1 of 2)

(dollars in millions)

Distribution of U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of June 30, 2009 (1)

U.S. Alt-A CES

	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
Year issued:
2005	$—	0.0%	0.0%	0.0%	0.0%	—
2006	460	32.3%	-52.7%	46.5%	18.6%	2
2007	865	45.3%	-8.2%	43.8%	20.0%	9
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
	$1,325	40.8%	-23.6%	44.7%	19.5%	11

U.S. Prime HELOC

	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
Year issued:
2005	$783	26.9%	1.4%	6.1%	10.6%	4
2006	2,136	47.3%	0.4%	17.6%	14.7%	8
2007	1,929	65.0%	4.8%	15.8%	8.6%	6
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
	$4,848	51.0%	2.3%	15.0%	11.6%	18

U.S. Alt-A First Lien

	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
Year issued:
2005	$421	46.2%	16.2%	3.8%	21.8%	8
2006	589	64.3%	6.8%	5.6%	34.4%	8
2007	530	74.8%	7.7%	7.0%	44.0%	3
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
	$1,540	63.0%	9.7%	5.6%	34.3%	19

(1) For this release, net par outstanding is based on values as of June 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on June 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to adjustments.

(2) Pool factor is the percentage of net par outstanding divided by the original net par outstanding of the transactions at inception.

(3) Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of current collateral balance and does not include any benefit from excess interest collections that may be used to absorb losses.

(4) Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5) 60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or Real estate owned (“REO”) divided by net par outstanding.

Financial Security Assurance Inc.

U.S. RMBS Profile (2 of 2)

(dollars in millions)

Distribution of U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of June 30, 2009 (1)

U.S. Alt-A Option ARMs

	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
Year issued:
2005	$148	42.2%	14.3%	4.4%	47.2%	3
2006	1,005	70.3%	10.6%	4.3%	44.4%	6
2007	1,447	80.5%	10.8%	2.6%	41.0%	5
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
	$2,600	74.4%	10.9%	3.4%	42.7%	14

U.S. Subprime

	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
Year issued:
2005	$517	37.4%	48.8%	4.6%	33.7%	8
2006	49	76.1%	22.3%	1.9%	28.9%	1
2007	2,364	78.1%	28.0%	4.4%	42.4%	9
2008	75	80.9%	34.5%	1.9%	29.8%	1
2009	—	—	—	—	—	—
	$3,005	71.1%	31.6%	4.3%	40.4%	19

(1) For this release, net par outstanding is based on values as of June 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on June 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to adjustments.

(2) Pool factor is the percentage of the pool balance outstanding of the transactions as of June 2009 divided by the original pool balance of the transactions at inception.

(3) Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of current collateral balance and does not include any benefit from excess interest collections that may be used to absorb losses.

(4) Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5) 60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or Real estate owned (“REO”) divided by net par outstanding.

Financial Security Assurance Inc.

U.S. Pooled Corporate Obligations Profile

(dollars in millions)

Distribution by Ratings of U.S. Pooled Corporate Obligations as of June 30, 2009

	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
Ratings (1):
AAA	$46,497	92.4%	25.8%	22.8%
AA	2,642	5.2%	31.6%	29.7%
A	491	1.0%	10.3%	13.5%
BBB	565	1.1%	19.0%	16.0%
Below investment grade	142	0.3%	40.6%	10.7%
Total exposures	$50,337	100.0%	25.9%	23.0%

Distribution of U.S. Pooled Corporate Obligations by Year Insured as of June 30, 2009

	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
Year insured:
2004 and prior	$15,757	31.3%	21.3%	18.8%
2005	9,994	19.9%	26.3%	23.3%
2006	6,669	13.2%	27.9%	24.8%
2007	17,917	35.6%	29.1%	25.8%
2008	—	—	—	—
2009	—	—	—	—
	$50,337	100.0%	25.9%	23.0%

Distribution of Direct U.S. Corporate Obligations by Asset Class as of June 30, 2009

	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)	Avg. Rating(1)
Asset class:
Synthetic high yield pooled corporates	$11,273	22.4%	35.7%	31.2%	AAA
Synthetic investment grade pooled corporates	11,613	23.1%	15.5%	14.0%	AAA*(3)
CLOs	24,441	48.6%	27.5%	23.7%	AAA
CBOs	1,486	3.0%	16.3%	20.0%	A+
Market Value CDOs of corporates	1,119	2.2%	17.0%	23.8%	AAA
Trust preferred - banks and insurance	170	0.3%	40.6%	37.2%	A+
CDO of CDOs (corporate)	35	0.1%	24.0%	21.9%	A-
CDO of ABS	30	0.0%	14.8%	34.4%	AA
Other Pooled Corporates	170	0.3%	N/A	N/A	A
	$50,337	100.0%	25.9%	23.0%	AAA

(1) FSA’s internal rating.  FSA’s scale is comparable to that of the nationally recognized rating agencies.

(2) “Average Credit Enhancement” is intended to provide a measure of the amount of equity and/or subordinate tranches that are junior in the capital structure to FSA’s exposure, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the numbers shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to adjustments.

(3) AAA* represents super senior rated exposure.

Financial Security Assurance Inc.

U.S. Consumer Receivables Profile

(dollars in millions)

Distribution of U.S. Consumer Receivables by Year Issued as of June 30, 2009

	Credit Cards	Student Loans	Auto	Manufactured Housing	Total Net Par Outstanding
Year issued:
2004 and prior	$—	$—	$81	$340	$421
2005	—	—	550	—	550
2006	—	—	1,191	—	1,191
2007	88	—	2,150	—	2,238
2008	—	—	447	—	447
2009	—	—	—	—	—
	$88	$—	$4,419	$340	$4,847

Distribution of U.S. Consumer Receivables Net Par Outstanding by Rating(1) and Year Insured as of June 30, 2009

	AAA	AA	A	BBB	BIG
	Rated	Rated	Rated	Rated	Rated	Total
Year insured:
2004 and prior	$1	$12	$—	$121	$287	$421
2005	—	—	23	414	113	550
2006	—	—	—	712	479	1,191
2007	—	—	—	1,413	825	2,238
2008	—	—	—	286	161	447
2009	—	—	—	—	—	—
	$1	$12	$23	$2,946	$1,865	$4,847

% of total	0.0%	0.2%	0.5%	60.8%	38.5%	100.0%

Distribution of Consumer Receivables by Asset Class as of June 30, 2009

	Net Par Outstanding	%	Average Rating (1)	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
Asset class:
Student loans	$—	—		—	—
Credit cards	88	1.8%	BBB	13.2%	18.1%
Auto	4,419	91.2%	BBB-	11.6%	20.5%
Manufactured Housing	340	7.0%	BB	27.6%	29.0%
	$4,847	100.0%	BBB-	12.8%	21.1%

(1) FSA’s internal rating.  FSA’s scale is comparable to that of the nationally recognized rating agencies.

(2) “Average Credit Enhancement” is intended to provide a measure of the amount of equity and/or subordinate tranches that are junior in the capital structure to FSA’s exposure, expressed as a percentage of the total transaction size and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to adjustments.

Financial Security Assurance Inc.

Credit Derivative Exposure Profile

(dollars in millions)

Distribution of Credit Derivative Exposure by Rating

	As of
	June 30, 2009
	Net Par
	Outstanding	%
Ratings (1):
Super senior	$28,965	45.5%
AAA	28,539	44.9%
AA	2,832	4.5%
A	957	1.5%
BBB	1,529	2.4%
Below investment grade	797	1.2%
Total exposures	$63,619	100.0%

Distribution of Credit Derivative Exposure by Sector and Average Rating

	As of
	June 30, 2009
	Net Par Outstanding	Average Rating (1)
Sector:
Public Finance
United States
General obligation	$201	A
Tax-supported	90	A
Municipal utility revenue	67	A
Health care revenue	148	A-
Housing revenue	10	A+
Transportation revenue	36	A
Other domestic public finance	119	BBB+
Subtotal	671	A
International	2,443	A
Total public finance	$3,114	A

Structured Finance
United States
Residential mortgages	$429	BBB
Pooled corporate	44,408	AAA
Other structured finance	566	BBB
Subtotal	45,403	AAA
International	15,102	AAA
Total structured finance	$60,505	AAA

Total exposures	$63,619	AAA

(1) FSA’s internal rating.  FSA’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where FSA’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to FSA’s exposure or (2) FSA’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that the exposure incurs a loss, and such credit enhancement, in management’s opinion, causes FSA’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Financial Security Assurance Inc.

Unrealized Gains (Losses) on Credit Derivatives

(dollars in millions)

Unrealized Gains (Losses) on Credit Derivatives as of June 30, 2009

	Net Par Outstanding	Wtd. Avg. Credit Rating	2Q-09 Unrealized Gain (Loss)	YTD 2Q-09 Unrealized Gain (Loss)

Credit Defaut Swaps (“CDS”) by Asset Type:
Pooled Corporates(1)
High yield corporates	$41,214	AAA	$157.4	$487.1
Trust preferred	102	AA	1.1	1.3
Market value CDOs of corporates	1,492	AAA	2.4	6.9
Investment grade corporates	15,994	AAA*(4)	58.9	244.9
Total pooled corporate obligations	58,802		219.8	740.2

RMBS(2):
U.S. RMBS:
Subprime	210	A	3.0	3.3
Other U.S. RMBS	121	NIG	(2.6)	(3.2)
International RMBS	563	BBB	2.6	7.9
Total RMBS	894		3.0	8.0

Other(3)	3,179	A	(135.4)	(102.4)
Total	62,875		87.4	645.8

Interest Rate Swaps and Other Financial Guaranty Contracts with Embedded Derivatives	744	A	(8.2)	6.5
Total	$63,619		$79.2	$652.3

(1) Includes all U.S. structured finance pooled corporate obligations and international pooled corporate obligations as well as corporate collateralized loan obligations, market value CDOs and trust preferred securities.

(2) Residential mortgage-backed securities is comprised of mortgage-backed and home equity securities.

(3) Other includes all other U.S. and international asset classes, such as commercial receivables and international infrastructure and pooled infrastructure securities.

(4) AAA* represents super senior rated exposure.

Financial Security Assurance Inc.

50 Largest U.S. Public Finance Exposures

As of June 30, 2009

(dollars in millions)

	Net Par
	Outstanding	Rating(1)
Credit Name:
Commonwealth of Massachusetts G.O.	$1,993	AA
New Jersey Transportation Trust Fund Authority Transportation System Bonds	1,343	AA-
Port Authority of NY and NJ, Consolidated Bonds	1,308	AA-
New York City, NY Municipal Water Finance Authority, Water and Sewer System Revenue Bonds	1,305	AA+
State of California Department of Water Resources Power Supply Revenue Bonds	1,261	A-
Illinois State Toll Highway Authority, Revenue Bonds	1,239	AA
Massachusetts School Building Authority Dedicated Sales Tax Revenue Bonds	1,233	AA
Chicago, Illinois G.O.	1,187	A+
New York City, NY G.O.	1,182	AA-
State of California, G.O.	1,166	A
Los Angeles Unified School District, CA, G.O.	1,164	AA
Houston Combined Utility System, TX, First Lien Revenues	1,145	A+
Metropolitan Transportation Authority, NY, Dedicated Tax Fund Bonds	1,091	AA-
Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds	1,085	A
State of Illinois, G.O.	1,078	AA
Broward County School Board, FL, Certificates of Participation	1,075	AA-
Metropolitan Transportation Authority, NY, Transportation Revenue Bonds	1,065	A
State of Washington, G.O.	1,010	AA
Atlanta, GA Water & Sewer Revenue Bonds	982	A
Massachusetts Water Resources Authority, General Revenue Bonds	971	AA
Los Angeles, CA, Department of Water and Power Electric Revenue Bonds	957	AA-
State of Hawaii, G.O.	918	AA
Commonwealth of Puerto Rico, G.O.	907	BBB-
San Diego County Water Authority Water Revenue Certificates of Participation	901	AA
Chicago Public Schools, IL, G.O.	870	A+
San Diego Unified School District, CA, G.O.	844	AA
State of Wisconsin Master Lease Certificates of Participation	807	A+
State of Michigan, State Trunk Line Fund Bonds	796	AA
Detroit, MI, Sewage Disposal System Revenue Bonds	795	A+
Seattle, Washington, Light and Power Revenue Bonds	790	A+
District of Columbia, G.O.	784	A+
California Housing Finance Agency Home Mortgage Revenue Bonds 1982 Resolution	776	AA
New Jersey Turnpike Authority, Revenue Bonds	776	A
New York State Thruway Authority, General Highway and Bridge Trust Fund Revenue Bonds	774	AA-
City of Philadelphia General Obligation Bonds	764	BBB+
Miami-Dade County, Florida Aviation Revenue Bonds Miami International Airport	764	A+
City of Chicago- Chicago O’Hare International Airport, Illinois General Airport Third Lien Revenue Refunding Bonds	760	A
Clark County School District, NV, G.O.	753	AA
King County, WA, Sewer Revenue Bonds	753	AA
Puerto Rico Electric Power Authority, Power Revenue Bonds	749	A-
Trustees of the California State University Systemwide Revenue Bonds	741	AA-
Long Island Power Authority, NY, Electric System General Revenue Bonds	741	A-
School District No. 1 in the City and County of Denver, CO Lease Purchase Agreement with Denver School Facilities Leasing Corp, COPS	736	A+
New Jersey Economic Development Authority State Pension Funding Bonds	727	AA-
Commonwealth of Pennsylvania, G.O.	725	AA-
Skyway Concession Company LLC	710	BBB
Kentucky State Property and Building Commission Revenue Bonds	710	AA
Garden State Preservation Trust, NJ, Open Space & Farmland Preservation Bonds	705	AA
Regents of the University of California, General Revenue Bonds	701	AA
Houston, TX, Airport System, Subordinate Lien Revenue Bonds	676	A+

Total top 50 U.S. public finance exposures	$47,293

(1) FSA’s internal rating.  FSA’s scale is comparable to that of the nationally recognized rating agencies.

Financial Security Assurance Inc.

50 Largest U.S. Structured Finance Exposures

As of June 30, 2009

(dollars in millions)

	Net Par		Current Credit
	Outstanding	Rating(1)	Enhancement %
Credit Name:
DB Super Senior IBOXX	$1,465	AAA*(2)	6.2%
Synthetic High Yield Pooled Corporate CDO	1,460	AAA	62.9%
Synthetic Investment Grade Pooled Corporate CDO	1,449	AAA*	7.0%
Fortress Credit Opportunities I LP	1,351	AA	29.3%
Synthetic Investment Grade Pooled Corporate CDO	1,135	AAA*	16.9%
Stone Tower Credit Funding Ltd	1,119	AAA	23.8%
Synthetic Investment Grade Pooled Corporate CDO	820	AAA*	5.8%
Countrywide HELOC 2006-I	791	CCC	0.0%
Synthetic Investment Grade Pooled Corporate CDO	778	AAA*	18.7%
Synthetic Investment Grade Pooled Corporate CDO	770	AAA*	15.8%
Synthetic Investment Grade Pooled Corporate CDO	754	AAA*	15.0%
Synthetic High Yield Pooled Corporate CDO	735	AAA	15.6%
Synthetic High Yield Pooled Corporate CDO	728	AAA	32.8%
Private Residential Mortgage Transaction	686	BB+	34.6%
Synthetic High Yield Pooled Corporate CDO	655	AAA*	16.7%
Synthetic Investment Grade Pooled Corporate CDO	652	AAA*	21.1%
Countrywide HELOC 2006-F	643	CCC	0.6%
AmeriCredit Automobile Receivables Trust 2007-B-F	640	BBB	15.4%
MASTR Adjustable Rate Mortgages Trust 2007-3	624	CCC	12.9%
Synthetic High Yield Pooled Corporate CDO	562	AAA	30.9%
Synthetic High Yield Pooled Corporate CDO	522	AAA*	30.1%
Synthetic High Yield Pooled Corporate CDO	517	AAA*	22.1%
Eastland CLO Ltd	515	AAA*	30.1%
Synthetic Investment Grade Pooled Corporate CDO	512	AAA*	29.2%
Denali Capital CLO VII Ltd	496	AAA	20.6%
Synthetic High Yield Pooled Corporate CDO	479	AAA	63.5%
Synthetic High Yield Pooled Corporate CDO	461	AAA*	24.5%
Avenue CLO V, Ltd	461	AAA	16.1%
Synthetic Investment Grade Pooled Corporate CDO	442	AAA*	10.1%
Synthetic Investment Grade Pooled Corporate CDO	433	AAA*	14.6%
Synthetic High Yield Pooled Corporate CDO	427	AAA	31.0%
Option One Mortgage Loan Trust 2007-FXD2	421	BB+	22.1%
Synthetic High Yield Pooled Corporate CDO	419	AAA	35.6%
Churchill Financial Cayman Ltd	415	AAA	36.8%
Countrywide HELOC 2007-A	411	CCC	0.0%
Synthetic High Yield Pooled Corporate CDO	410	AAA	34.9%
Grayson CLO Ltd	410	AAA*	21.0%
Synthetic Investment Grade Pooled Corporate CDO	399	AAA*	14.0%
Synthetic Investment Grade Pooled Corporate CDO	389	AAA*	15.8%
Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2007-1	388	CCC	8.6%
Synthetic High Yield Pooled Corporate CDO	387	AAA*	30.2%
Stone Tower CLO III Ltd	381	AAA	21.2%
Synthetic Investment Grade Pooled Corporate CDO	377	AAA*	11.5%
Synthetic High Yield Pooled Corporate CDO	372	AAA	38.2%
Countrywide HELOC 2005-D	371	CCC	0.0%
HarborView Mortgage Loan Trust 2006-12	370	BB	11.9%
AmeriCredit Automobile Receivables Trust 2006-A-F	365	BBB	19.4%
Synthetic High Yield Pooled Corporate CDO	363	AAA*	13.4%
MASTR Adjustable Rate Mortgages Trust 2007-1	363	CCC	9.2%
Cent CDO 15 Limited	360	AAA*	17.1%
Total top 50 U.S. structured finance exposures	$30,453

(1) FSA’s internal rating.  FSA’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where FSA’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to FSA’s exposure or (2) FSA’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that the exposure incurs a loss, and such credit enhancement, in management’s opinion, causes FSA’s attachment point to be materially above the AAA attachment point.

(2) AAA* represents super senior rated exposure.

Financial Security Assurance Inc.

10 Largest Healthcare and International Exposures

As of June 30, 2009

(dollars in millions)

10 Largest Healthcare Exposures

	Net Par
	Outstanding	Rating(1)	State
Credit Name:
Carolina HealthCare System	$312	AA	NC
BayCare Health System	205	AA-	FL
Hospital Sisters Health Services Inc Obligated Group	204	AA-	IL
CHRISTUS Health	192	A+	TX
Carilion Health System	185	A	VA
Saint Luke’s Health System	183	AA-	MO
Multicare Health System, WA	173	A+	WA
Catholic Health Initiatives	168	AA	CO
Catholic Health Partners	165	AA-	OH
OSF HealthCare System	164	A	IL
Total top 10 healthcare exposures	$1,951

10 Largest International Exposures

	Net Par
	Outstanding	Rating(1)
Credit Name:
Synthetic Investment Grade Pooled Corporate CDO	$1,327	AAA*(2)
Channel Link Enterprises Finance Plc	930	BBB
Hydro-Quebec, Province of Quebec Guaranteed	838	A+
Thames Water Utilities Finance Plc	821	A-
Sovereign Debt Synthetic CDO	821	AAA
Synthetic Investment Grade Pooled Corporate CDO	721	AAA*
Sydney Airport	616	BBB
Synthetic Investment Grade Pooled Corporate CDO	580	AAA*
Artesian Finance II Plc	526	A-
Government Supported Public Enterprise	526	AA-
Total top 10 international exposures	$7,706

(1) FSA’s internal rating.  FSA’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where FSA’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to FSA’s exposure or (2) FSA’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that the exposure incurs a loss, and such credit enhancement, in management’s opinion, causes FSA’s attachment point to be materially above the AAA attachment point.

(2) AAA* represents super senior rated exposure.

Financial Security Assurance Inc.

10 Largest Residential Mortgage Servicers Exposures

As of June 30, 2009

(dollars in millions)

10 Largest Residential Mortgage Servicers Exposures

Net Par
Outstanding
Servicer:
Countrywide Home Loans Servicing LP	$6,594
American Home Mortgage Acceptance, Inc.	1,854
GMAC Mortgage, LLC/Homecomings/RFC	1,476
Specialized Loan Servicing, LLC	928
Ocwen Loan Servicing, LLC	909
Indymac Bank, FSB	810
Wells Fargo Bank Minnesota, N.A./Wachovia	529
First Tennessee Bank N.A.	480
Flagstar Bank, FSB	343
Litton Loan Servicing LP	318
Total top 10 residential mortgage servicers exposures	$14,241

Financial Security Assurance Inc.

Below Investment Grade Exposures (1 of 2)

Summary

As of June 30, 2009

(dollars in millions)

	Weighted Average	Net Par	Average
	Remaining Life	Outstanding	Rating (1)
Below Investment Grade Exposures by Asset Type:

Public Finance:
United States
General obligation	7.7	$522	BB
Tax-supported	11.9	219	BB
Municipal utility revenue	9.4	166	D
Health care revenue	10.0	274	BB-
Housing revenue	10.5	7	BB
Education/University	6.1	4	BB-
Other domestic public finance	0.4	0	CCC
Subtotal	9.2	1,192	B+
International	3.6	220	BB
Total public finance	8.4	$1,412	B+

Structured Finance:
United States
Residential mortgages	5.2	$10,787	B-
Consumer receivables	1.2	1,865	BB
Pooled corporate	2.6	142	CCC
Other structured finance	5.3	198	CCC
Subtotal	4.6	12,992	B
International	2.8	80	CCC
Total structured finance	4.6	$13,072	B

Total below investment grade exposures	5.1	$14,484	B

(1) FSA’s internal rating.  FSA’s scale is comparable to that of the nationally recognized rating agencies.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Financial Security Assurance Inc.

Below Investment Grade Exposures (2 of 2)

Greater Than $50 Million

As of June 30, 2009

(dollars in millions)

	Weighted Average	Net Par	Internal	Current Credit
Name or Description	Remaining Life	Outstanding	Rating (1)	Enhancement
Countrywide HELOC 2006-I	4.5	$791	CCC	0.0%
Private Residential Mortgage Transaction	2.7	686	BB+	34.6%
Countrywide HELOC 2006-F	4.0	643	CCC	0.6%
MARM 2007-3	3.3	624	CCC	12.9%
Option One 2007-FXD2	4.4	421	BB+	22.1%
COUNTRYWIDE HELOC 2007-A	4.2	411	CCC	0.0%
NAAC 2007-1	4.8	388	CCC	8.6%
Countrywide HELOC 2005-D	4.3	371	CCC	0.0%
Harborview 2006-12	4.0	370	BB	11.9%
MASTR 2007-OA1	4.0	362	CCC	9.2%
COUNTRYWIDE HELOC 2007-B	4.3	357	CCC	0.0%
Triad Auto Receivables Trust 2007-A	0.9	308	BB	17.6%
Countrywide 2007-13	3.2	303	BB+	30.0%
IndyMac 2007-H1 HELOC	4.7	296	CCC	0.0%
TMTS 2006-12SL	20.8	257	CCC	-58.8%
Triad 2006-B	0.6	225	BB	16.1%
Private International Infrastructure Finance Transaction	3.6	220	BB	N/A
CWABS 2007-4	4.5	220	BB+	21.3%
Soundview 2007-WMC1	3.3	218	CCC	18.5%
Triad Auto Receivables Trust 2007-B	1.0	218	BB	16.3%
TMTS 2007-1SL	21.1	211	CCC	-56.2%
Harborview 2007-1	4.5	207	BB+	13.9%
Harborview 2006-1	2.4	205	BB+	10.9%
TMTS 2006-10SL	20.0	204	CCC	-45.1%
Synthetic High Yield Pooled Corporate CDO	2.9	191	CCC	45.0%
NAAC 2007-S2	1.9	185	CCC	0.0%
Drive 2006-1	0.6	184	BB	31.4%
Countrywide HELOC 2005-C	4.2	183	CCC	0.0%
Harborview 2006-10	4.5	179	CCC	8.8%
New Century 2005-A	3.3	170	BB+	19.6%
Private Consumer Receivable Transaction	1.2	161	BB	18.4%
Private Consumer Receivable Transaction	1.3	161	BB	29.0%
CSAB 2006-3	5.0	154	CCC	5.6%
Jefferson County, AL Sewer Revenue Warrants	12.5	151	D	N/A
Renaissance (Delta) 2007-3	6.6	146	BB+	26.7%
Jefferson County, AL Sales Tax Revenue Bonds	14.5	144	BB	N/A
Private Consumer Receivable Transaction	1.1	137	BB	19.9%
IMSC 2007-HOA1	8.1	127	CCC	5.9%
AHMA 2007-4 Negam	6.2	127	CCC	4.5%
Private Structured Finance Transaction	5.7	126	CC	N/A
Private Consumer Receivable Transaction	0.7	113	BB	32.5%
Countrywide AltA 2005-22T	5.3	108	BB	6.6%
Conseco Finance Securtization	2.0	106	BB	26.0%
Lehman ABS MH 2001-B	1.3	98	BB	38.4%
Ace 2006-GP1	2.8	95	CCC	0.0%
CSAB 2006-2	5.0	91	CCC	4.1%
Deutsche Alt-B 2006-AB1	5.3	90	CCC	9.1%
Deutsche Bank AltA DBALT 2006-AB4	3.6	88	CCC	6.5%
GreenPoint 2000-4	4.8	84	B	17.3%
TMTS 2005-16HE	3.3	83	BB+	22.0%
City of Detroit, MI General Obligation Limited Tax Bonds	2.5	77	BB	N/A
City of Detroit, MI General Obligation Unlimited Tax Bonds	5.7	77	BB+	N/A
Dekalb Medical Center	15.8	76	BB	N/A

Financial Security Assurance Inc.

Below Investment Grade Exposures (2 of 2)

Greater Than $50 Million

As of June 30, 2009

(dollars in millions)

	Weighted Average	Net Par	Internal	Current Credit
Name or Description	Remaining Life	Outstanding	Rating (1)	Enhancement
COUNTRYWIDE HELOC 2006-H	3.8	75	CCC	0.0%
Soundview (Delta) 2008-1	2.5	75	BB+	34.5%
Private Non-Municipal Transaction	5.2	72	BB	N/A
TMTS 2007-6ALT	4.4	71	CCC	5.7%
Goldman AltA GSAA 2005-12	2.7	71	BB+	11.8%
CSMC 2007-3	7.5	71	CCC	4.9%
Private Consumer Receivable Transaction	0.9	70	BB	22.4%
City of Erie, PA General Obligation Unlimited Tax Bonds	9.1	69	BB+	N/A
CWALT 2005-62	2.1	68	CCC	14.7%
TMTS 2005-14HE	3.4	67	BB+	19.2%
FFMLT 2007-FFC	4.1	66	BB—	0.0%
ACE 2007-SL1	21.1	66	CCC	-25.5%
DSLA 2005-AR5	2.6	65	CCC	15.2%
Deutsche Bank AltA 2006-AB3	3.4	60	CCC	7.1%
Luminent 2006-2	1.4	56	BB+	11.8%
BSSLT 2007-1 2A	6.8	55	BB—	0.0%
GMAC RFC HSA3	4.4	55	CCC	0.0%
CSAB 2006-4	5.1	52	CCC	6.0%
TMTS 2007-QH1	2.0	50	BB+	39.6%
Total	4.9	$13,462

(1) FSA’s internal rating.  FSA’s scale is comparable to that of the nationally recognized rating agencies.

Financial Security Assurance Inc.

Insured Portfolio by Surveillance Category

(dollars in millions)

Net Par Outstanding by Surveillance Category

	June 30, 2009
	Net Par Outstanding	% of Total	Number of Credits in Category
Description:
Category I and II	$393,483	94.7%	11,405
Category III	11,222	2.7%	138
Category IV	2,670	0.6%	13
Category V	8,455	2.0%	69

Total	$415,830	100.0%	11,625

	December 31, 2008
	Net Par Outstanding	% of Total	Number of Credits in Category
Description:
Category I and II	$400,855	94.5%	11,444
Category III	10,725	2.5%	129
Category IV	1,181	0.3%	8
Category V	11,333	2.7%	61

Total	$424,094	100.0%	11,642

Categories I and II represent fundamentally sound transactions requiring routine monitoring, with Category II indicating that routine monitoring is more frequent, due, for example, to the sector or a need to monitor triggers.

Category III represents transactions with some deterioration in asset performance, financial health of the issuer or other factors. Active monitoring and intervention is employed for Category III transactions.

Category IV reflects transactions demonstrating sufficient deterioration to indicate that material credit losses are possible.  Transactions are subject to intense monitoring and intervention.

Category V reflects transactions where losses are most probable. This category includes (1) risks where claim payments have been made and where ultimate losses, net of recoveries, are expected, and (2) risks where claim payments are probable but none have yet been made and ultimate losses, net of recoveries, are expected. Transactions are subject to intense monitoring and intervention.

Financial Security Assurance Inc.

Loss and LAE Reserves and Credit Impairment on Credit Derivatives in the Insured Portfolio

(dollars in millions)

	As of
	June 30,	December 31,
	2009	2008
Loss and LAE Reserves by Type:
Specific (1)	$1,554.8	$1,535.6
Non-specific (1)	—	154.4
Total Loss and LAE Reserves	$1,554.8	$1,690.0

Net credit impairment on credit derivatives	$147.6	$152.4

(1)  The comparability of financial information is affected by the adoption of Statement of Financial Accounting Standards No. 163,  “Accounting for Financial Guarantee Insurance Contracts” on January 1, 2009.

Financial Security Assurance Inc.

Loss and Loss Adjustment Expenses and Credit Impairment on Credit Derivatives in the Insured Portfolio

As of June 30, 2009

(dollars in millions)

Loss and Loss Adjustment Expenses

				Net Loss and Loss
	Total Net Par	2Q-09	YTD 2Q-09	Adjustment
	Outstanding	Incurred Losses	Incurred Losses	Expense Reserves
Total non-derivative financial guaranty:
Alt-A CES	$922	$(66.8)	$(88.4)	$207.5
Prime HELOC	4,276	(24.4)	171.4	329.0
Alt-A first lien	1,474	61.8	102.6	222.4
Alt-A option ARMs	2,438	93.7	177.8	490.5
Subprime	2,413	9.8	27.4	90.9
Total U.S. RMBS	11,523	74.1	390.8	1,340.3
NIMs	102	(2.0)	9.8	24.9
Other structured finance	18,399	6.1	5.7	22.3
Public finance	56,412	1.0	23.9	153.9
Financial products	11,340	(2.0)	(199.8)	13.4
Total non-derivative financial guaranty	$97,776	$77.2	$230.4	$1,554.8

Credit Impairment on Credit Derivatives in the Insured Portfolio

	Total Net Par	2Q-09	YTD	Net
	Outstanding	Credit Impairment	Credit Impairment	Credit Impairment
Credit Derivatives	$505	$43.4	$66.1	$147.6

Financial Security Assurance Inc.

Summary Financial and Statistical Data

(dollars in millions)

	Year Ended December 31,
	YTD 2009	2008	2007	2006	2005	2004
Statutory Data

Net income (loss)	$(15.9)	$(1,376.7)	$312.9	$339.6	$293.5	$242.0

Policyholders’ surplus	$816.2	$710.8	$1,608.8	$1,543.1	$1,510.7	$1,181.4
Contingency reserve	1,148.0	1,281.6	1,094.3	1,011.0	906.9	1,099.5
Qualified statutory capital	1,964.2	1,992.4	2,703.1	2,554.1	2,417.6	2,280.9
Net unearned premium reserve	2,454.2	2,520.1	2,274.6	2,070.8	1,850.4	1,649.2
Net present value of estimated future installment premiums	793.0	962.6	1,113.0	827.9	803.4	727.3
Premium resources	3,247.2	3,482.7	3,387.6	2,898.7	2,653.8	2,376.5
Net loss and LAE reserves	1,514.5	1,688.0	98.1	53.0	54.4	48.2
Third party capital support(3)	550.0	550.0	550.0	550.0	550.0	525.0
Total claims-paying resources	$7,275.9	$7,713.1	$6,738.8	$6,055.8	$5,675.8	$5,230.6
Statutory Financial Ratios
Loss and LAE ratio	136.6%	480.2%	16.1%	—	2.1%	5.0%
Expense ratio	46.7%	9.1%	30.0%	29.9%	27.8%	26.8%
Combined ratio	183.3%	489.3%	46.1%	29.9%	29.9%	31.8%
Other Financial Information (Statutory basis):
Net debt service outstanding (end of period)	$599,835	$631,886	$623,158	$552,695	$497,625	$454,359
Gross par outstanding (end of period)	520,644	545,568	564,515	498,619	472,374	442,932
Ceded par to all Assured Guaranty companies	32,312	32,927	30,872	37,590	44,599	44,707
Ceded par to other companies	85,682	88,248	107,131	84,573	76,377	72,417
Net par outstanding (end of period)	402,650	424,393	426,512	376,456	351,398	325,808

Qualified statutory capital	1,964.2	1,992.4	2,703.1	2,554.1	2,417.6	2,280.9
Policyholders’ surplus & reserves	5,932.9	6,200.5	5,075.8	4,677.9	4,322.4	3,978.3

Ratios:
Net par insured to statutory capital	205:1	213:1	158:1	147:1	145:1	143:1
Capital ratio(1)	305:1	317:1	231:1	216:1	206:1	199:1
Financial resources ratio(2)	82:1	82:1	92:1	91:1	88:1	87:1

Gross debt service written:
Public finance	$5,279	$85,666	$133,792	$127,294	$120,745	$88,157
Structured finance	26	5,193	57,434	48,794	40,347	63,971
Total gross debt service written	$5,305	$90,859	$191,226	$176,088	$161,092	$152,128

(1)  The capital ratio is calculated by dividing net par and interest insured divided by qualified statutory capital.

(2)  The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

(3) $350 million Bayerishe Landesbank soft capital facility included above was amended.  Effective Jyly 1, 2009 facility decreased to $298 million.

Glossary

Below are the brief descriptions of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.’s 10-K report.

Other Public Finance. Other domestic public finance obligations insured by FSA include bonds secured by revenues and guarantees from the Federal government, financings supported by specific state or local government entity revenues and stadium financings.

Residential Mortgage Loans. Obligations primarily backed by residential mortgage loans generally take the form of conventional pass-through certificates or pay-through debt securities, but also include other structured products.  Included are:

Alt-A closed-end second lien-mortgage (CES). Backed by fully amortizing loans secured by a second lien on residential property.

Prime Home Equity Line of Credit (HELOC). Primarily backed by second liens and made to higher quality (“prime”) borrowers.

Alt-A first-lien mortgages. Collateralized by fixed and floating rate loans secured by first lien on residential property.

Alt -A Option Adjustable Rate Mortgage (Option ARM). Primarily backed by first lien mortgage loans made to prime borrowers (on average) with average original loan-to-value ratios.

Subprime U.S. RMBS. Characterized by lower quality borrowers and higher levels of structural credit prtection through subordination and/or excess spread.

Net interest margin securitizations (NIMs). Securities backed by the senior portion of residual cash flows from securitization of domestic residential mortgage loans.

Consumer Receivables.  Obligations primarily backed by consumer receivables include conventional pass-through and pay-through securities as well as more highly structured transactions.  Consumer receivables backing these insured obligations primarily include automobile loans, with some credit card receivables, manufactured housing loans and cash consumer loans.  Consumer receivable transactions in FSA’s insured portfolio tend to be concentrated in the subprime automobile loan sector.

Pooled Corporate Obligations. Obligations primarily backed by pooled corporate obligations include funded and synthetic obligations collateralized by corporate debt securities or corporate loans and obligations backed by cash flow or market value of non-consumer indebtedness, and include collaterallized debt obligations (“CDOs”), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and comparable risks under CDS obligations.  Corporate obligations include corporate bonds, bank loan participations, trade receivables, franchise loans and equity securities.

Financial Products.  Represents GIC’s issued by FSAH’s Financial Products segment, which was not party of Assured Guaranty’s acquisition of FSAH on July 1, 2009.

Other Structured Finance. Other structured finance in FSA’s insured portfolio include bonds or other securities backed by goverment securities, letters of credit or repurchase agreements collateralized by government securities, securities backed by a combination of assets that include elements of more than one of the categories set forth above and unsecured corporate obligations satisfying FSA’s underwriting criteria.  Other structured finance obligations insured by FSA also include first mortgage bond obligations of for-profit electric or water utilities providing retail, industrial and commercial service, sale-leaseback obligation bonds supported by such utilities and other obligations backed by investor-owned utilities.  Other structured finance obligations include securitization of life insurance risks and airplane leases, including transactions benefiting from third-party financial guaranty insurance.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

(a) PRESENT VALUE FINANCIAL GUARANTY ORIGINATIONS:  The Present Value of Financial Guaranty Originations (PV Financial Guaranty Originations) is defined as (1) Present Value (PV) Premiums Originated, which consist of estimated future installment premiums, discounted to their present value and upfront premiums, plus (2) PV Credit Derivatives Originated which consists of estimated future earnings, discounted to their present value, of credit derivative premiums.  Management believes that, by disclosing the components of PV Financial Guaranty Orignations in addition to gross premiums written, the Company provides investors with a more comprehensive description of its new business activity in a given period.  The discount rate used to calculate PV Financial Guaranty Originations was 4.85% for 2009 and 4.92% for 2008. Discount rates used in the PV Financial Guaranty Orginations calculation represent the average pre-tax yield on its insurance investment portfolio for the previous three years.  PV Financial Guaranty Orginations are based on estimates of, among other things, prepayment speeds of asset-backed securities.  PV Financial Guaranty Orginations is a measure of gross origination activity and does not reflect cessions to reinsurers or the cost of credit default swaps or other credit protection, which may be considerable, employed by the Company to manage credit exposures.  Under SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts” (“SFAS 163”) PV of future installments on non-derivative financial guaranty contracts are recorded in gross premiums written and are discounted at a risk free rate.  Gross premiums written also includes adjustments to PV of future installment premiums, discounted at an updated risk-free rate, when there has been a change in prepayment assumptions.  Under SFAS 163 management records future installment premiums on financial guaranty insurance contracts covering non-homogeneous pools of assets based on the contractual term of the contract whereas for PV Financial Guaranty Originations, management only records its estimate of the future installment premiums that it expects to receive.  Actual future net earned or written premiums and credit derivative revenues may differ from PV Financial Guaranty Originations due to factors such as prepayments, amortizations, refundings, contract terminations or defaults that may or may not be influenced by market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors that management cannot control or predict. This measure should not be viewed as a substitute for gross written premiums determined in accordance with U.S. GAAP.

(b) OPERATING EARNINGS (LOSSES): The Company defines operating earnings as net income excluding the effects of fair-value adjustments considered to be non-economic plus International Financial Reproting Standards (IFRS) adjustments. IFRS is the basis of accounting used by Dexia, FSA’s ultimate parent until the Company’s acquisition by Assured Guaranty Ltd. on July 1, 2009, and is the basis on which all of FSA’s compensation plans were referenced. The primary fair-value adjustments excluded from operating earnings are itemized below.

•Fair-value adjustments for credit derivatives in the insured portfolio, which are certain contracts for which fair-value adjustments are recorded through the consolidated statements of operations and comprehensive income because they qualify as derivatives under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” (“SFAS 133”) or SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments.” These contracts include CDS, insured swaps in certain public finance obligations and insured NIM securitizations. In the event of credit impairment, operating earnings would include the present value of estimated economic losses.

•Fair-value adjustments attributable to the Company’s own credit risk on the Company’s committed preferred trust capital facility.

Operating earnings as defined by FSA’s new parent, Assured Guaranty Ltd., may be different due to differences in the calculations of this non-GAAP measures.  Operating earnings will be conformed with Assured Guaranty Ltd.’s calculations in the third quarter of 2009.

Contacts:

Equity Investors:

Sabra Purtill
Managing Director, Investor Relations
(212) 408-6044
spurtill@assuredguaranty.com

Ross Aron
Associate, Investor Relations
(212) 261-5509
raron@assuredguaranty.com

Assured Guaranty Ltd.	Fixed Income Investors:
30 Woodbourne Avenue	Robert Tucker
Hamilton HM 08	Managing Director, Fixed Income Investor Relations
Bermuda	(212) 339-0861
(441) 299-9375	rtucker@assuredguaranty.com
www.assuredguaranty.com
Michael Walker
Director, Fixed Income Investor Relations
(212) 261-5575
mwalker@assuredguaranty.com

Media:
Betsy Castenir
Managing Director, Global Communications and Media Relations
(212) 339-3424
bcastenir@assuredguaranty.com

Ashweeta Durani
Vice President, Global Communications and Media Relations
(212) 408-6042
adurani@assuredguaranty.com